UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

SB ONE BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	001-12569	22-3475473
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Enterprise Dr.

Rockaway, New Jersey 07866

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 21, 2018, SB One Bancorp (the “Company”) completed its previously announced acquisition of Enterprise Bank N.J. (“Enterprise Bank”), pursuant to an Agreement and Plan of Merger, dated as of June 19, 2018 (the “Merger Agreement”), by and between the Company, SB One Bank and Enterprise Bank. Under the terms of the Merger Agreement, Enterprise Bank merged with and into SB One Bank (the “Merger”), with SB One Bank being the surviving bank. As a result of the Merger, each Enterprise Bank shareholder will have the right to receive 0.4538 shares of the Company’s common stock for each share of Enterprise Bank’s common stock.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 20, 2018, and is incorporated herein by reference.

A copy of the Company’s press release dated December 21, 2018, announcing the completion of the Merger is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, in connection with and effective upon completion of the Merger, and in accordance with the terms of the Merger Agreement, the Board of Directors of the Company (the “Board”) appointed Salvatore A. Davino and Michael F. Lombardi, Esq. to the Board. In addition, Messrs. Davino and Lombardi were each appointed to the Board of Directors of SB One Bank.

Messrs. Davino and Lombardi will each hold office until the Company’s 2019 annual meeting of shareholders, and will be nominated by the Board to stand for re-election at the Company’s 2019 annual meeting of shareholders for a term expiring in 2022.

There have been no transactions involving Messrs. Davino and Lombardi that would require disclosure under Item 404(a) of Regulation S-K.

As non-employee members of the Board, Messrs. Davino and Lombardi will be entitled to the director compensation set forth in the Company’s proxy statement filed with the SEC on March 19, 2018, and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB ONE BANCORP

Date: December 21, 2018	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer